Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

STAGE 3 VI-GO FALL ARREST SYSTEM

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00116 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 01-Dec-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the scope of the Agreement is revised as follows.

2.Owner has decided to discontinue use of the VI-GO fall arrest system. Presently, Contractor has installed, and will proceed to uninstall, [***] VI-GO fall arrest devices. Furthermore, Contractor will not install remaining VI-GO devices presently planned to be installed (approximately [***]).

3.Contractor will dispose approximately [***] VI-GO devices in storage, along with the [***] devices that are to be uninstalled.

4.With respect to temporary construction individual self-retracting lifeline units (“SRL”), Contractor will leave the SRL(s) in place with Substantial Completion of each respective Train. Owner will subsequently uninstall and return the SRL(s) to Contractor once they are uninstalled.

5.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00115)…….……....	$557,170,715
3. The Contract Price prior to this Change Order was ………………………………………........	$6,041,170,715
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..……………………………………………………………………….	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….	$6,041,170,715

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:~~  ____~~Contractor~~ _____ ~~Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Roger

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

TRAIN 2-4 FERC REFRIGERANT STAGING AND FITTINGS CHANGEOUT

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00117 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 26-Jan-2026
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the scope of the Agreement is revised as follows.

2.As part of Owner’s request to seek FERC approval, Contractor was required to stage Trains 2 through 4 refrigerant with a driver at all times. This Change Order also the change out of Ethylene ISO Hiltap type fittings to Acme type fittings.

3.For greater clarity this Change Order:

3.1.Captures the additional cost based on actual charges received from the refrigerant supplier;

3.2.Pertains to the retention of truck drivers on standby, only. There is no change to the scope with respect transportation and offloading, which is in Contractor’s existing scope.

3.3.Does not address refrigerant staging for Trains 5, 6 and 7.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00116)……….…........	$557,170,715
3. The Contract Price prior to this Change Order was ……………………………………….............	$6,041,170,715
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .......	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ......................................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………….......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………............	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….....	$6,041,276,010

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

THERMOPLASTIC STRIPING FOR ROAD MARKINGS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00118 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 26-Jan-2026
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the scope of the Agreement is revised as follows.

2.Per Owner’s request, Contractor will use thermoplastic striping for road markings instead of water-based striping.

3.This Change Order captures the difference in cost for using thermoplastic striping instead of water-based striping for road markings.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00117).…….……….…..	$557,276,010
3. The Contract Price prior to this Change Order was ………………………………………................	$6,041,276,010
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .........	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in of .....................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………….......................	$ [***]
8. The new Contract Price including this Change Order will be …………………………………........	$6,041,395,885

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

LIQUILINK (ENGINEERING AND HAZOP ONLY)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00119 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 26-Jan-2026
The Agreement between the Parties listed above is changed as follows:

1.Capitalized terms have the meaning ascribed in the Agreement.

2.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will perform the LiquiLink project scope described in Annex 1 of this Change Order.

3.Overview: Upon completion, the CCL Stage 3 and Midscale Trains 8-9 projects will, amongst other expansion scope, add [***] Chart technology Trains. Each Train is comprised of [***] liquification units. The design concept of the “LiquiLink” project is to install [***] interconnections between the “warm ends” of all [***] Trains in order to allow the operational flexibility to route warm natural gas from Unit 13’s outlet (Dehydration Mercury Removal) of any Train to Unit 16 (MR Refrigeration and LNG Liquefaction) of any Train,

4.Presently, execution of the LiquiLink scope is envisaged in several phases. However, this Change Order authorizes only (i) value engineering, (ii) detailed engineering and (iii) HAZOP as per the scope and deliverables provided in Annex 1 of this Change Order CO-00119.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00118).…….……….…	$557,395,885
3. The Contract Price prior to this Change Order was ………………………………………..............	$6,041,395,885
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of.........	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………….......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$ [***]
8. The new Contract Price including this Change Order will be ……………………………………...	$6,043,394,467

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President